UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	May 31, 2018

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                         ☐

Item 7.01    Regulation FD Disclosure.

On May 31, 2018, Patrick Industries, Inc. ("Patrick" or the "Company") announced the completion of the acquisition of Dowco, Inc. (“Dowco”), a designer and manufacturer of custom designed boat covers and bimini tops, full boat enclosures, mounting hardware, and other accessories and components for the marine market, from CMW Holding Company. Dowco is headquartered in Manitowoc, Wisconsin and has additional manufacturing facilities located in Lebanon, Missouri, Fort Wayne, Indiana, Little Falls, Minnesota, and Pine City, Minnesota.

Dowco’s trailing 12-months revenue through April 2018 was approximately $37 million and the Company expects the acquisition to be immediately accretive to net income per share. The total cash consideration paid for Dowco, which was funded under the Company's existing credit facility, was approximately $56 million. The acquisition of Dowco included the acquisition of accounts receivable, inventory, prepaid expenses, real estate and machinery and equipment. Dowco will continue to operate on a stand-alone basis under its brand name in its existing facilities.

On May 31, 2018, the Company issued a press release (the "Press Release") related to the information set forth under Item 7.01 of this Report. A copy of the Press Release is furnished herewith as Exhibit 99.1.

The information referenced in this Form 8-K is furnished pursuant to Item 7.01, “Regulation FD Disclosure.” Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

 Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1      Press Release issued May 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: June 4, 2018	By:	/s/ Joshua A. Boone
Joshua A. Boone
Vice President - Finance and Chief Financial Officer